UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): May 26, 2016

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As previously reported, on November 25, 2015, Lannett Company, Inc. (“Lannett”) issued $250 million aggregate principal amount of its 12.0% Senior Notes due 2023 (the “Senior Notes”). On May 26, 2016, Lannett repurchased $50 million aggregate principal amount of the Senior Notes in open market transactions.  A copy of the press releases announcing the expected repurchase and the completed repurchase of the Senior Notes are attached hereto as Exhibit 99.1 and 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                       Exhibits

Exhibit:	Description:

99.1	Press Release dated May 26, 2016, announcing the expected repurchase of Senior Notes
99.2	Press Release dated May 27, 2016, announcing the completed repurchase of Senior Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
Chief Executive Officer
Date: May 27, 2016

EXHIBIT INDEX

Exhibit:	Description:

99.1	Press Release dated May 26, 2016, announcing the expected repurchase of Senior Notes
99.2	Press Release dated May 27, 2016, announcing the completed repurchase of Senior Notes